Exhibit 99.1
                                  -----------
                                    KILROY
                                  -----------
                                    REALTY
                                  -----------
                                  CORPORATION

               Third Quarter 2000 Supplemental Financial Report

                                                                         Page
                                                                         ----
      Financial Highlights                                                 1
      Consolidated Balance Sheets                                          2
      Consolidated Statements of Operations                                3
      Funds From Operations and Funds Available for Distribution           4
      Net Operating Income Breakdown                                       5
      Same Store Analysis                                                  6
      Stabilized Portfolio and Occupancy Overview                          7
      Leasing Activity                                                     8
      Lease Expiration Schedule                                            9
      Dispositions                                                        10
      Stabilized Development                                              11
      In-Process and Committed Development Projects                       12
      Future Development Pipeline                                         13
      Capital Structure                                                   14
      Share Repurchase Program Summary                                    15
      Debt Analysis                                                       16



Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                             Financial Highlights
             (unaudited, $ in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                               Three Months Ended September 30,               Nine Months Ended September 30,
                                          --------------------------------------------   -------------------------------------------
                                               2000           1999           % Change        2000           1999           % Change
                                          --------------- -------------- -------------   -------------- -------------- -------------
INCOME ITEMS:
 Revenues                                       $47,221        $40,202         17.5%         $136,344       $117,053         16.5%
 Net Operating Income                            35,352         31,470         12.3%          104,417         90,705         15.1%
 Net Income                                      15,679         10,911         43.7%           38,060         31,617         20.4%
 Funds From Operations                           21,067         20,693          1.8%           61,899         59,686          3.7%
 Funds Available for Distribution                16,420         17,669        (7.1%)           52,157         52,666        (1.0%)

 Funds From Operations per share - diluted        $0.69          $0.64          7.8%            $2.02          $1.85          9.2%
 Funds Available for Distribution per share -
  diluted                                          0.54           0.55        (1.8%)             1.71           1.64          4.3%

 Dividend per share                               $0.45          $0.42          7.1%            $1.35          $1.26          7.1%

RATIOS:
 Interest Coverage Ratio (1)                       3.4x           4.5x                           3.6x           4.6x
 Fixed Charge Coverage Ratio (2)                   2.5x           3.3x                           2.6x           3.3x
 FFO Payout Ratio (3)                             64.5%          65.6%        (1.1%)            65.7%          68.2%        (2.5%)
 FAD Payout Ratio (4)                             82.8%          76.8%          6.0%            78.0%          77.3%          0.7%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Sept. 30, 2000  Dec. 31, 1999    % Change
                                                        --------------- -------------- -------------
ASSETS:
 Investments in Real Estate before Depreciation             $1,449,457     $1,410,238          2.8%
 Total Assets                                                1,414,052      1,320,501          7.1%

CAPITALIZATION:
 Total Debt                                                   $673,556       $553,516         21.7%
 Total Preferred Stock (5)                                     155,000        155,000            --
 Total Market Equity Value (5)                                 806,037        716,831         12.4%
 Total Market Capitalization (5)                             1,634,593      1,425,347         14.7%
 Total Debt / Total Market Capitalization                        41.2%          38.8%          2.4%
------------------------------------------------------------------------------------------------------------------------------------

(1) Calculated as earnings before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2) Calculated as earnings before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(3) Calculated as current year dividends paid and accrued to common shareholders divided by funds from operations.
(4) Calculated as current year dividends paid and accrued to common shareholders divided by funds available for distribution.
(5)  See "Capital Structure" on page 14.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                          Consolidated Balance Sheets
                          (unaudited, $ in thousands)

                                                                 September 30,     December 31,
                                                                    2000             1999
                                                               ---------------  ---------------
ASSETS:
  Land and improvements                                            $  263,923       $  274,463
  Buildings and improvements                                        1,034,081          946,130
  Undeveloped land and construction in progress, net                  151,453          189,645
                                                                      -------          -------
     Total investment in real estate                                1,449,457        1,410,238
  Accumulated depreciation and amortization                          (194,563)        (174,427)
                                                                     ---------        ---------
     Investment in real estate, net                                 1,254,894        1,235,811

  Cash and cash equivalents                                            12,801           26,116
  Restricted cash                                                      35,506            6,636
  Tenant receivables, net                                              25,181           22,078
  Note receivable from related party                                   45,278
  Deferred financing and leasing costs, net                            34,657           27,840
  Prepaid expenses and other assets                                     5,735            2,020
                                                                        -----            -----
  TOTAL ASSETS                                                     $1,414,052       $1,320,501
                                                                   ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
  Secured debt                                                     $  387,556       $  325,516
  Unsecured line of credit                                            186,000          228,000
  Unsecured term facility                                             100,000
  Accounts payable and accrued expenses                                39,177           26,260
  Accrued distributions                                                13,591           13,456
  Rents received in advance and tenant security deposits               16,773           20,287
                                                                       ------           ------
     Total liabilities                                                743,097          613,519
                                                                      -------          -------
Minority Interests:
  8.075% Series A Cumulative Redeemable Preferred unitholders          73,716           73,716
  9.375% Series C Cumulative Redeemable Preferred unitholders          34,464           34,464
  9.250% Series D Cumulative Redeemable Preferred unitholders          44,321           44,022
  Common unitholders of the Operating Partnership                      62,900           71,920
  Minority interest in Development LLCs                                11,606            9,931
                                                                       ------            -----
     Total minority interests                                         227,007          234,053
                                                                      -------          -------
Stockholders' Equity:
  Common stock                                                            265              278
  Additional paid-in capital                                          459,785          491,204
  Distributions in excess of earnings                                 (16,102)         (18,553)
                                                                     --------         --------
     Total stockholders' equity                                       443,948          472,929
                                                                      -------          -------
  TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                         $1,414,052       $1,320,501
                                                                   ==========       ==========

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                     Consolidated Statements of Operations
             (unaudited, $ in thousands, except per share amounts)

                                                         Three Months Ended September 30,      Nine Months Ended September 30,
                                                        ----------------------------------   ------------------------------------
                                                           2000       1999     % Change       2000          1999        % Change
                                                        ----------   -------  ----------     ------        ------      ----------
REVENUES:
 Rental income                                            $40,555    $34,959      16.0%     $117,627      $101,941         15.4%
 Tenant reimbursements                                      4,748      4,214      12.7%       14,036        12,530         12.0%
 Interest income                                            1,706        239     613.8%        3,008           860        249.8%
 Other income                                                 212        790     (73.2%)       1,673         1,722         (2.8%)
                                                          -------    -------                --------      --------
   Total revenues                                          47,221     40,202      17.5%      136,344       117,053         16.5%
                                                          -------    -------                --------      --------
EXPENSES:
 Property expenses                                          6,217      5,054      23.0%       17,749        15,517         14.4%
 Real estate taxes                                          3,523      3,108      13.4%        9,959         8,969         11.0%
 General and administrative expenses                        2,890      2,266      27.5%        8,077         6,781         19.1%
 Ground leases                                                423        331      27.8%        1,211         1,002         20.9%
 Interest expense                                          10,024      6,501      54.2%       27,800        18,420         50.9%
 Depreciation and amortization                              9,941      7,900      25.8%       28,909        22,577         28.0%
                                                          -------    -------                --------      --------
   Total expenses                                          33,018     25,160      31.2%       93,705        73,266         27.9%
                                                          -------    -------                --------      --------

INCOME BEFORE NET GAINS ON DISPOSITIONS
  OF OPERATING PROPERTIES, EQUITY IN INCOME
  (LOSS) OF UNCONSOLIDATED SUBSIDIARY
  AND MINORITY INTERESTS                                   14,203     15,042      (5.6%)      42,639        43,787         (2.6%)
 Net gains on dispositions of operating properties          7,288         75    9617.3%       11,256            75      14908.0%
 Equity in income (loss) of unconsolidated subsidiary          28         (8)   (450.0%)          11           (22)      (150.0%)
                                                          -------    -------                --------      --------
INCOME BEFORE MINORITY INTERESTS                           21,519     15,109      42.4%       53,906        43,840         23.0%
                                                          -------    -------                --------      --------

MINORITY INTERESTS:
 Distributions on Cumulative Redeemable
    Preferred units                                        (3,375)    (2,334)     44.6%      (10,125)       (7,003)        44.6%
 Minority interest in earnings of Operating Partnership    (2,227)    (1,830)     21.7%       (5,442)       (5,186)         4.9%
 Minority interest in earnings of Development  LLCs          (238)       (34)    600.0%         (279)          (34)       720.6%
                                                          -------    -------                --------      --------
   Total minority interests                                (5,840)    (4,198)     39.1%      (15,846)      (12,223)        29.6%
                                                          -------    -------                --------      --------

NET INCOME                                                $15,679    $10,911      43.7%      $38,060       $31,617         20.4%
                                                          =======    =======                 =======       =======

 Weighted average shares outstanding - basic               26,455     27,658                  26,647        27,640
 Weighted average shares outstanding - diluted             26,697     27,677                  26,758        27,675

NET INCOME PER COMMON SHARE:
 Income per common share - basic                            $0.59      $0.39      51.3%        $1.43         $1.14         25.4%
                                                          =======    =======                 =======       =======
 Income per common share - diluted                          $0.59      $0.39      51.3%        $1.42         $1.14         24.6%
                                                          =======    =======                 =======       =======

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
          Funds From Operations and Funds Available for Distribution
             (unaudited, $ in thousands, except per share amounts)


                                                                Three Months Ended September 30,    Nine Months Ended September 30,
                                                               ----------------------------------  ---------------------------------
                                                                 2000        1999      % Change      2000        1999      % Change
                                                              ----------  ----------  ----------  ----------  ----------  ----------
FUNDS FROM OPERATIONS:
 Net income                                                    $15,679     $10,911     43.7%     $38,060    $31,617        20.4%
 Add:
    Minority interest in earnings of Operating Partnership       2,227       1,830     21.7%       5,442      5,186         4.9%
    Depreciation and amortization                                9,941       7,900     25.8%      28,909     22,577        28.0%
    Net gains on dispositions of operating properties           (7,288)        (75)  9617.3%     (11,256)       (75)    14908.0%
    Non-cash amortization of restricted stock grants (1)           508         127    300.0%         744        381        95.3%
                                                               -------     -------               -------    -------
Funds From Operations                                          $21,067     $20,693      1.8%     $61,899    $59,686         3.7%
                                                               =======     =======               =======    =======

 Weighted average common shares/units outstanding - basic       30,203      32,302                30,457     32,174
 Weighted average common shares/units outstanding - diluted     30,444      32,321                30,568     32,208

 Funds From Operations per common share/unit - basic           $  0.70     $  0.64      9.4%     $  2.03    $  1.86         9.1%
                                                               =======     =======               =======    =======

 Funds From Operations per common share/unit - diluted         $  0.69     $  0.64      7.8%     $  2.02    $  1.85         9.2%
                                                               =======     =======               =======    =======

FUNDS AVAILABLE FOR DISTRIBUTION:
 Funds From Operations                                         $21,067     $20,693      1.8%     $61,899    $59,686         3.7%
 Adjustments:
    Amortization of deferred financing costs                       426         257     65.8%       1,119        820        36.5%
    Tenant improvements, leasing commissions and
         recurring capital expenditures                         (2,462)     (1,324)    86.0%      (5,193)    (3,274)       58.6%
    Net effect of straight-line rents                           (2,611)     (1,957)    33.4%      (5,668)    (4,566)       24.1%
                                                               -------     -------               -------    -------
 Funds Available for Distribution                              $16,420     $17,669     (7.1%)    $52,157    $52,666        (1.0%)
                                                               =======     =======               =======    =======

 Funds Available for Distribution per common share/unit-basic  $  0.54     $  0.55     (1.8%)    $  1.71    $  1.64         4.3%
                                                               =======     =======               =======    =======

 Funds Available for Distribution per common share/unit -      $  0.54     $  0.55     (1.8%)    $  1.71    $  1.64         4.3%
 diluted                                                       =======     =======               =======    =======


(1) On June 23, 2000, the Company granted 175,000 shares of restricted stock to certain key employees, the grantees. The shares of restricted stock contain cliff-vesting provisions such that the shares vest 100% on March 1, 2003. Compensation expense for the restricted shares is calculated based upon the Company's closing per share price of $24.94 on the June 23, 2000 grant date and is amortized on a straight-line basis over the vesting period and included in general and administrative expenses. In the event all of the grantees remain with the Company until the March 1, 2003 cliff-vesting date, non-cash compensation expense related to this grant will be recorded by the Company at a rate of approximately $1.6 million per year. The restricted shares are included in the Company's outstanding shares at September 30, 2000.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
       ----------------------------------------------------------------
                        Net Operating Income Breakdown



--------------------------------------------------------------------------------
                                                           As of
                                                   September 30, 2000 (1)
                                                   ----------------------
        % OF TOTAL NOI BY SEGMENT TYPE:
        Office:
          Los Angeles                                       37.5%
          Orange County                                      4.3%
          San Diego                                         25.9%
          Other                                              5.9%
                                                             ----
           Subtotal                                         73.6%
                                                            -----

        Industrial:
          Los Angeles                                        3.5%
          Orange County                                     19.0%
          San Diego                                          0.6%
          Other                                              3.3%
                                                             ----
           Subtotal                                         26.4%
                                                            -----

        % OF TOTAL NOI BY REGION:
          Los Angeles                                       41.0%
          Orange County                                     23.3%
          San Diego                                         26.5%
          Other                                              9.2%
                                                             ----
           Total Portfolio                                 100.0%
                                                           ======
--------------------------------------------------------------------------------

(1) Based on Net Operating Income for the quarter ended September 30, 2000.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                            Same Store Analysis (1)
                               ($ in thousands)

--------------------------------------------------------------------------------

                                        Three Months Ended September 30,                      Nine Months Ended September 30,
                                -----------------------------------------------       ----------------------------------------------
                                2000          1999       $ Change      % Change       2000          1999       $ Change     % Change
                                -----------------------------------------------       ----------------------------------------------
TOTAL SAME STORE PORTFOLIO
Operating Revenues:
 Rental income                 $30,882       $29,319       $1,563         5.3%       $ 96,634     $ 91,498      $ 5,136        5.6%
 Tenant reimbursements           4,209         3,505          704        20.1%         12,428       11,437          991        8.7%
 Other income                      146           734         (588)      (80.1%)         1,361        1,107          254       22.9%
                                   ---           ---         -----                      -----        -----          ---
  Total operating revenues     $35,237       $33,558       $1,679         5.0%       $110,423     $104,042       $6,381        6.1%
                               -------       -------       ------                    --------     --------       ------

Operating Expenses:
 Property expenses              $4,851        $4,634         $217         4.7%        $15,284      $14,550         $734        5.0%
 Real estate taxes               2,591         2,638          (47)       (1.8%)         7,974        8,127         (153)      (1.9%)
 Ground leases                     333           327            6         1.8%          1,045          972           73        7.5%
                                   ---           ---            -                       -----          ---           --
  Total operating expenses      $7,775        $7,599         $176         2.3%        $24,303      $23,649         $654        2.8%
                                ------        ------         ----                     -------      -------         ----

Net Operating Income           $27,462       $25,959       $1,503         5.8%        $86,120      $80,393       $5,727        7.1%
                               =======       =======       ======                     =======      =======       ======

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Occupancy - Same Store Portfolio
--------------------------------------------------------------------------------
              Three Months Ended September 30,   Nine Months Ended September 30,
              --------------------------------   -------------------------------
              2000       1999      % Change       2000        1999      % Change
              --------------------------------   -------------------------------

Office        94.4%      91.8%        2.6%        95.5%       93.0%        2.5%
Industrial    99.7%      98.8%        0.9%        98.6%       97.5%        1.1%
              -----      -----        ----        -----       -----        ----
 Total        97.0%      95.3%        1.7%        97.1%       95.3%        1.8%
              =====      =====        ====        =====       =====        ====





(1) Same store defined as all stabilized properties owned at January 1, 1999 and still owned at September 30, 2000.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                    Stabilized Portfolio Occupancy Overview



--------------------------------------------------------------------------------

                               # of                             Square Feet                                 Occupancy at:
                                                  -----------------------------------------      -----------------------------------
                             Buildings            Total           Leased          Available      9/30/00       6/30/00      12/31/99
                           -------------          ---------- ---------------- -------------      ---------- ------------ -----------
OCCUPANCY BY SEGMENT TYPE:
Office:
 Los Angeles                    27              2,506,098        2,404,492         101,606         95.9%         97.8%         97.4%
 Orange County                  13                625,893          505,245         120,648         80.7%         86.6%         85.9%
 San Diego                      34              2,452,429        2,397,962          54,467         97.8%         97.5%         99.1%
 Other                           6                709,575          688,133          21,442         97.0%         96.7%         98.7%
                                 -                -------          -------          ------
  Subtotal                      80              6,293,995        5,995,832         298,163         95.3%         96.2%         96.4%
                                --              ---------        ---------         -------

Industrial:
 Los Angeles                     7                554,225          551,055           3,170         99.4%         97.3%         99.2%
 Orange County                  62              4,393,470        4,320,579          72,891         98.3%         98.0%         96.4%
 San Diego                       1                 39,669           39,669            -           100.0%        100.0%        100.0%
 Other                           8                820,124          820,124            -           100.0%        100.0%         97.2%
                                 -                -------          -------          ------
  Subtotal                      78              5,807,488        5,731,427          76,061         98.7%         98.4%         96.9%
                                --              ---------        ---------          ------

OCCUPANCY BY REGION:
 Los Angeles                    34              3,060,323        2,955,547         104,776         96.6%         97.7%         97.7%
 Orange County                  75              5,019,363        4,825,824         193,539         96.1%         96.3%         94.7%
 San Diego                      35              2,492,098        2,437,631          54,467         97.8%         97.6%         99.2%
 Other                          14              1,529,699        1,508,257          21,442         98.6%         98.8%         97.8%
                                --              ---------        ---------          ------

TOTAL PORTFOLIO                158             12,101,483       11,727,259         374,224         96.9%         97.3%         96.7%
                               ===             ==========       ==========         =======

--------------------------------------------------------------------------------


                                      ----------------------------------------
                                      AVERAGE OCCUPANCY - STABILIZED PORTFOLIO
                                      ----------------------------------------
                                           Office     Industrial    Total
                                          -------     ----------    ------
                          3rd Quarter       95.7%        98.5%      97.1%

                          Year-to-date      96.0%        98.0%      97.0%

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                               Leasing Activity


                                Quarter to Date

                                                                       2nd Generation
                                                    ---------------------------------------------------               Weighted
                                                                Maintenance                                            Average
              # of Leases(1)      Square Feet(1)      TI/LC        Capex       Changes in   Changes in    Retention     Lease
              ---------------   ----------------
               New    Renewal    New     Renewal    Per Sq.Ft.  Per Sq.Ft.(2)   Rents(3)    Cash Rents(4)  Rates(5)    Term (Mo.)
              -----   -------    ----    -------    ----------  -------------   --------    ------------   --------    ----------
Office        22         14     174,542   75,723     $8.39         $0.01         21.3%        16.0%        54.2%          51
Industrial    12          8      81,671   27,105     $1.73         $0.00         13.9%        10.9%        58.8%          59
              --         --     -------  -------     -----         -----         ----         ----         ----           --
Total         34         22     256,213  102,828     $6.19         $0.01         20.5%        15.4%        55.5%          53
              ==         ==     =======  =======      ====          ====         ====         ====         ====           ==


                                 Year to Date

                                                                            2nd Generation
                                                    ---------------------------------------------------                Weighted
                                                                Maintenance                                             Average
               # of Leases(1)      Square Feet(1)    TI/LC         Capex       Changes in   Changes in    Retention      Lease
               --------------    -----------------
               New    Renewal    New       Renewal  Per Sq.Ft.  Per Sq.Ft.(2)   Rents(3)    Cash Rents(4)  Rates(5)    Term (Mo.)
              -----   -------    ----      -------  ----------  -------------  ---------    ------------  ---------    ----------
Office         43         36     260,165   193,487   $6.94          $0.08          22.4%       18.1%       55.0%         42
Industrial     32         27     402,957   380,358   $1.71          $0.05          24.2%       19.3%       61.4%         62
               --         --     -------    ------    ----           ----         -----        ----        ----          --
Total          75         63     663,122   573,845   $3.84          $0.06          23.0%       18.5%       58.8%         54
               ==         ==     =======   =======    ====           ====          =====       ====        ====          ==




(1) Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)  Calculated over entire stabilized portfolio.
(3) Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4) Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5) Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                           Lease Expiration Schedule
                               ($ in thousands)

                                    # of Expiring              Total            % of Total            Annual           Annual Rent
     Year of Expiration                 Leases              Square Feet        Leased Sq. Ft.        Base Rent         per Sq. Ft.
    --------------------           ---------------         -------------      ----------------      -----------       -------------
     OFFICE:
      Remaining 2000                      16                   61,057                1.1%              $1,407             $23.04
      2001                                71                  900,381               15.5%              15,361              17.06
      2002                                57                  403,440                7.0%               7,231              17.92
      2003                                46                  258,500                4.5%               5,048              19.53
      2004                                49                  788,505               13.6%              17,999              22.83
      2005                                47                  923,201               15.9%              15,363              16.64
      2006                                19                  480,445                8.3%              10,516              21.89
      2007                                13                  563,914                9.7%              10,917              19.36
      2008                                 6                  313,092                5.4%               6,225              19.88
      2009 and Beyond                     16                1,099,049               19.0%              29,187              26.56
                                         ----               ----------            ---------          ----------
        Subtotal                         340                5,791,584              100.0%            $119,254             $20.59
                                         ----               ----------            ---------          ----------

     INDUSTRIAL:
      Remaining 2000                      18                  376,817                6.6%              $3,141              $8.34
      2001                                73                  800,345               14.1%               5,670               7.08
      2002                                48                  331,473                5.8%               3,031               9.14
      2003                                34                  713,293               12.6%               4,958               6.95
      2004                                14                  529,130                9.3%               3,769               7.12
      2005                                14                  681,255               12.0%               5,115               7.51
      2006                                 6                  457,336                8.0%               3,250               7.11
      2007                                 3                  164,595                2.9%               1,396               8.48
      2008                                 5                  839,712               14.8%               6,268               7.46
      2009 and Beyond                     13                  789,214               13.9%               7,405               9.38
                                        ----                ----------            ---------          ----------
        Subtotal                         228                5,683,170              100.0%             $44,003              $7.74
                                        ----                ----------            ---------          ----------

     TOTAL PORTFOLIO:
       Remaining 2000                     34                  437,874                3.8%              $4,548             $10.36
       2001                              144                1,700,726               14.8%              21,031              12.37
       2002                              105                  734,913                6.4%              10,262              13.96
       2003                               80                  971,793                8.5%              10,006              10.30
       2004                               63                1,317,635               11.5%              21,768              16.52
       2005                               61                1,604,456               14.0%              20,478              12.76
       2006                               25                  937,781                8.2%              13,766              14.68
       2007                               16                  728,509                6.3%              12,313              16.90
       2008                               11                1,152,804               10.0%              12,493              10.84
       2009 and Beyond                    29                1,888,263               16.5%              36,592              19.38
                                        ----               ----------            ---------          ----------
         Total Portfolio                 568               11,474,754              100.0%            $163,257             $14.23
                                        ====               ==========            =========          ==========

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                               2000 Dispositions
                               ($ in thousands)

                                                                                                        Rentable
                                                                                       Month Of          Square          Sales
      Property                                   Location                 Type        Disposition         Feet           Price
------------------------------------------------------------------------------------------------------------------------------------
1st QUARTER:
 26212 - 26242 Dimension Drive          Lake Forest, CA                 Industrial       January            45,300       $3,350
                                                                                                          --------     --------

2nd QUARTER:
 12691 Monarch & 12700 Pala Dr.         Garden Grove, CA                Industrial        April            110,200       $6,300
 5759 Fleet Street                      Carlsbad, CA                    Industrial        June              82,900       12,550
 Pacific Park Plaza                     Aliso Viejo, CA                  Office           June             134,700       18,000
                                                                                                          --------     --------
                                                                                                           327,800      $36,850
                                                                                                          --------     --------

3rd QUARTER:
 1961 Concourse, 1710 Fortune Dr.
      and Fortune Business Park        San Jose, CA                    Industrial        July              431,400      $62,400
 1501 - 1561 Orangethorpe Ave.         Fullerton, CA                     Office         August             152,000       11,000
                                                                                                          --------     --------
                                                                                                           583,400      $73,400
                                                                                                          --------     --------



TOTAL YEAR-TO-DATE DISPOSITIONS                                                                            956,500     $113,600
                                                                                                          ========    =========

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                            Stabilized Development
                               ($ in thousands)


                                                                               Completion   Rentable       Total Est.
Project                                         Location     Type  Start Date     Date     Square Feet     Investment  Occupancy
----------------------------------------------------------------------------------------------------------------------------------

1st QUARTER:
 Brobeck, Phleger & Harrison                   Del Mar, CA   Office  1Q 1999     1Q 2000     72,332         $15,519        100%
                                                                                           ---------       ---------

2nd QUARTER:
 Peregrine Systems - Bldg 2(1)                 Del Mar, CA   Office  2Q 1999     2Q 2000    129,680         $25,436        100%
 Peregrine Systems - Bldg 5(1)                 Del Mar, CA   Office  3Q 1999     2Q 2000    112,067          21,902        100%
                                                                                           ---------       ---------
                                                                                            241,747         $47,338        100%
                                                                                           ---------       ---------
3rd QUARTER:
 Innovation Corporate Center - Lot 1 & Lot A  San Diego, CA  Office  4Q 1999     3Q 2000    103,000         $17,739        100%
 Sorrento Rim Parcel C                        San Diego, CA  Office  1Q 2000     3Q 2000     62,415           8,100        100%
 Westside Media Center - Phase II               West LA, CA  Office  3Q 1999     3Q 2000    151,000          43,826        100%
                                                                                           ---------       ---------
                                                                                            316,415         $69,665        100%
                                                                                           ---------       ---------


TOTAL YEAR-TO-DATE DEVELOPMENTS STABILIZED                                                  630,494        $132,522        100%
                                                                                           =========       =========

(1) Project was developed by a Development LLC in which the Company holds a 50% managing interest. The total estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                 In-Process and Committed Development Projects
                               ($ in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Est. Construction Period
                                                                                       -----------------------------------
Project                                                   Location          Type          Start Date     Completion Date
------------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN LEASE-UP:
 Kilroy Airport Center, Long Beach - 7 Story(4)        Long Beach, CA      Office          2Q 1999           2Q 2000
 Calabasas Park Centre - Phase I(5)                    Calabasas, CA       Office          3Q 1999           2Q 2000
      Subtotal

PROJECTS UNDER CONSTRUCTION:
 Calabasas Park Centre - Phase II                      Calabasas, CA       Office          2Q 2000           1Q 2001
 Calabasas Park Centre - Phase III                     Calabasas, CA       Office          3Q 2000           1Q 2001
 Innovation Corporate Center - Lot 8                   San Diego, CA       Office          2Q 2000           1Q 2001
 Innovation Corporate Center - Lot 12                  San Diego, CA       Office          2Q 2000           2Q 2001
 Pacific Technology Center                             San Diego, CA       Office          1Q 2000           1Q 2001
 Peregrine Systems Corporate Center - Bldg. 3(1)        Del Mar, CA        Office          2Q 2000           2Q 2001
 Sorrento Gateway - Lot 5(1)                           San Diego, CA       Office          1Q 2000           4Q 2000
 Sorrento Business Park II                             San Diego, CA       Office          2Q 2000           2Q 2001
      Subtotal

TOTAL PROJECTS IN LEASE-UP AND UNDER CONSTRUCTION

COMMITTED DEVELOPMENT:
 Brobeck, Phleger & Harrison Expansion                  Del Mar, CA        Office          2Q 2001           2Q 2002
 Sorrento Gateway - Lot 4(1)                           San Diego, CA       Office          1Q 2001           4Q 2001
      Subtotal

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          %  Committed(3)
                                                                                                   ---------------------------------
                                                 Est. Stabilization   Rentable      Total Est.       %          %
Project                                                Date(2)       Square Feet    Investment     Leased      LOI     Total
------------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN LEASE-UP:
 Kilroy Airport Center, Long Beach - 7 Story(4)       4Q 2000           192,476      $ 32,364        87%       12%      99%
 Calabasas Park Centre - Phase I(5)                   4Q 2000           102,264        18,060        97%        3%     100%
                                                                        -------      --------
      Subtotal                                                          294,740      $ 50,424        90%        9%      99%
                                                                        -------      --------

PROJECTS UNDER CONSTRUCTION:
 Calabasas Park Centre - Phase II                     1Q 2002            98,706      $ 18,964         0%       19%      19%
 Calabasas Park Centre - Phase III                    1Q 2002            11,744         2,295         0%        0%       0%
 Innovation Corporate Center - Lot 8                  1Q 2002            48,833         7,726         0%      100%     100%
 Innovation Corporate Center - Lot 12                 2Q 2002            70,617        10,690         0%      100%     100%
 Pacific Technology Center                            1Q 2002            67,995        11,501         0%      100%     100%
 Peregrine Systems Corporate Center - Bldg. 3(1)      2Q 2002           129,752        27,230       100%        0%     100%
 Sorrento Gateway - Lot 5(1)                          4Q 2000            75,520        18,738       100%        0%     100%
 Sorrento Business Park II                            2Q 2001           102,875        25,241       100%        0%     100%
                                                                        -------      --------
      Subtotal                                                          606,042      $122,385        51%       34%      85%
                                                                        -------      --------

TOTAL PROJECTS IN LEASE-UP AND UNDER CONSTRUCTION                       900,782      $172,809        64%       26%      90%
                                                                        -------      --------

COMMITTED DEVELOPMENT:
 Brobeck, Phleger & Harrison Expansion                2Q 2002            89,168      $ 22,283         0%      100%     100%
 Sorrento Gateway - Lot 4(1)                          4Q 2001            60,060        15,450       100%        0%     100%
                                                                         ------      --------
      Subtotal                                                          149,228      $ 37,733        40%       60%     100%
                                                                        -------      --------

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS                   1,050,010      $210,542        60%       31%      91%
                                                                      =========      ========
------------------------------------------------------------------------------------------------------------------------------------

(1) Project is being developed by a Development LLC in which the Company holds a 50% managing interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.
(2) Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(3) Includes executed leases and signed letters of intent, calculated on a square footage basis.
(4)  This project was 87% occupied at September 30, 2000.
(5)  This project was 81% occupied at September 30, 2000.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                          Future Development Pipeline
                               ($ in thousands)


                                                                                                  Rentable     Total Estimated
Project                                                    Location                   Type       Square Feet      Investment
---------------------------                               -----------------           -----      -----------   ---------------
LOS ANGELES COUNTY:
 Westside Media Center - Phase III                        West LA, CA                Office        151,000         $53,457
                                                                                                   -------         -------
SAN DIEGO COUNTY:
 Innovation Corporate Center - Lot 2                     San Diego, CA               Office         52,000          $8,389
 Innovation Corporate Center - Lot 4                     San Diego, CA               Office         75,000          11,122
 Innovation Corporate Center - Lot 9                     San Diego, CA               Office         65,400           9,946
 Innovation Corporate Center - Lot 10                    San Diego, CA               Office         37,300           6,091
 Pacific Corporate Center - Lots 3, 4 & 6                San Diego, CA               Office        218,250          39,250
 Pacific Corporate Center - Lot 8                        San Diego, CA               Office        116,379          21,830
 Pacific Corporate Center - Lots 25 & 27                 San Diego, CA               Office         68,400          10,920
 Peregrine Systems Corporate Center - Bldg. 4(1)         San Diego, CA               Office        118,061          26,558
 Santa Fe Summit - Phase 1                               San Diego, CA               Office        150,000          29,759
 Santa Fe Summit - Phase 2                               San Diego, CA               Office        150,000          30,594
 Sorrento Gateway - Lot 1                                San Diego, CA               Office         54,878          10,598
 Sorrento Gateway - Lot 2(1)                             San Diego, CA               Office        125,000          23,004
 Sorrento Gateway - Lot 3(1)                             San Diego, CA               Office         56,800          10,221
 Sorrento Gateway - Lot 7(1)                             San Diego, CA               Office         57,000          10,657
                                                                                                    ------          ------
                                                                                                 1,344,468        $248,939
                                                                                                 ---------        --------
TOTAL FUTURE DEVELOPMENT PIPELINE                                                                1,495,468        $302,396
                                                                                                 =========        ========


(1) Project is being developed by a Development LLC in which the Company holds a 50% interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                               Capital Structure
                            At  September 30, 2000
                               ($ in thousands)

-----------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate
                                                                                     Principal
                                                                                     Amount or       % of Total
                                                                  Shares/Units        $ Value          Market
                                                                at Sept. 30, 2000   Equivalent     Capitalization
                                                                -----------------   ----------     --------------

DEBT:
 Secured Debt                                                                       $  387,556          23.7%
 Unsecured Line of Credit                                                              186,000          11.4%
 Unsecured Term Facility                                                               100,000           6.1%
                                                                                       -------         ------
  Total Debt                                                                        $  673,556          41.2%
                                                                                      --------         ------

EQUITY:
 8.075% Series A Cumulative Redeemable Preferred units(1)           1,500,000       $   75,000           4.6%
 9.375% Series C Cumulative Redeemable Preferred units(1)             700,000           35,000           2.1%
 9.250% Series D Cumulative Redeemable Preferred units(1)             900,000           45,000           2.8%
 Common Units outstanding(2)                                        3,747,412          100,009           6.1%
 Common Shares outstanding(2)                                      26,455,400          706,028          43.2%
                                                                                       -------         ------
  Total Equity                                                                      $  961,037          58.8%
                                                                                      --------         ------

TOTAL MARKET CAPITALIZATION                                                         $1,634,593         100.0%
                                                                                    ==========         ======
------------------------------------------------------------------------------------------------------------------------

(1)  Value based on $50,00 per share liquidation preference,
(2)  Valued based on closing share price of $26 11/16 at September 30, 2000,

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                       Share Repurchase Program Summary
                ($ in thousands, except per share information )

-------------------------------------------------------------------------------------
                                                            Average         Total
                                            Number         Price per      Aggregate
                                            of Shares        Share        Repurchases
------------------------------------------- ---------      ----------     -----------
4th QUARTER 1999:                              265,000      $20.19         $ 5,350
                                             ---------      ------         -------

1st QUARTER 2000:                            1,999,300      $20.58         $41,151
                                             ---------      ------         -------

2nd QUARTER 2000:                              NONE


3rd QUARTER 2000:                              NONE


TOTAL PROGRAM-TO-DATE SHARE REPURCHASES      2,264,300      $20.54         $46,501
                                             =========      ======         =======
-------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               Third Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                                 Debt Analysis
                             At September 30, 2000
                               ($ in thousands)


                               UNSECURED DEBT AND SECURED TERM FACILITY PRINCIPAL REPAYMENT SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
2000          2001                  2002                  2003                  2004               Thereafter               Total
---------------------------------------------------------------------------------------------------------------------------------
$1,308      $5,525               $47,932               $98,167               $127,511              $207,113              $487,556
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL DEBT COMPOSITION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted Average
                                                                     % of                      ----------------
                                                                  Total Debt            Interest Rate          Maturity
                                                                  ----------            -------------          --------
Secured vs. Unsecured Debt:
           Secured Debt                                              57.5%                 8.1%                  6.1
           Unsecured Debt                                            42.5%                 8.3%                  6.2

Floating vs. Fixed Rate Debt:
           Fixed Rate Debt (1) (4)                                   58.0%                 8.1%                  5.8
           Floating Rate Debt (2) (3)                                42.0%                 8.3%                  1.7

Total Debt                                                                                 8.2%                  4.2
--------------------------------------------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------
                                            UNSECURED LINE OF CREDIT
                ---------------------------------------------------------------------------------
                      Total Line            Outstanding Balance            Expiration Date
                      ----------            -------------------            ---------------
                       $400,000              $186,000                      November 2002
                ---------------------------------------------------------------------------------

(1) The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 6.95% which expires in February 2002.

(2) The Company currently has an interest-rate cap agreement to cap LIBOR on $150 million of its floating rate debt at 6.5% which expires in January 2002.

(3) The Company, through one of its Development LLCs, currently has an interest-rate cap agreement to cap LIBOR on its floating rate construction debt at 8.5% which expires in April 2002. The notional amount of the cap increases over the life of the agreement as the balance of the related construction loan increases. At September 30, 2000, the notional amount of the cap agreement was approximately $38.9 million.

(4) The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company's interest-rate cap agreements. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 86.0% of its total outstanding debt at September 30, 2000.